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                                                      Exhibit 99.2

                                                      OMB Number:  3235-0569
                                                      Expires:  January 31, 2003



STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Steven G. Rolls, principal financial officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Convergys Corporation, and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o The Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Commission of Convergys Corporation;

         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Convergys Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         o    any amendments to any of the foregoing.


/s/ Steven G. Rolls                            Subscribed and sworn to before me
----------------------------
Steven G. Rolls                                this 13th day of August, 2002.

August 13, 2002
                                               /s/ William H. Hawkins II
                                               ---------------------------------
                                                          Notary Public

                                               My Commission Expires:

                                               My Commission has no Expiration
                                               ---------------------------------